Exhibit 10.7

                            ENDORSEMENT SPLIT DOLLAR
                               INSURANCE AGREEMENT

         THIS ENDORSEMENT SPLIT DOLLAR INSURANCE AGREEMENT (the "Agreement") is made as of the 2nd day of January, 2002, by and between First United Bank & Trust, a(n) state bank (the "Bank"), located at 19 South Second Street, Oakland, MD 21550 and Eugene D. Helbig, Jr., an employee of the Bank (the "Employee").

                                    RECITALS:

         In consideration of the faithful performance of services by the Employee as an employee of the Bank, the Bank wishes to benefit the Employee by entering into a split-dollar life insurance arrangement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, the parties mutually agree as follows:

         1. General. This Agreement describes the terms and conditions of a split dollar arrangement between the Bank and the Employee relating to that certain life insurance policy (the "Policy") issued by New York Life, with a Policy number of __________ on the life of the Employee in the initial fact amount of $391,201, and by Mass Mutual, with a Policy number of ____________ on the life of the Employee in the initial fact amount of $368,000.

         2. Acquisition of Policy; Payment of Premiums. The parties shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to the Bank as the sole and exclusive owner of the Policy, subject to an endorsement in favor of the Employee s hereinafter provided. The Bank shall pay all of the net premiums due on the Policy and shall be solely responsible for the calculation of the economic benefit to the Employee resulting from its payment of such premiums.

         3. Endorsement. (a) Upon issuance of the Policy, the Bank and the Employee shall execute, in form acceptable to the parties and to the Insurer, an endorsement to the Policy in favor of the Employee (the "Endorsement Plan"). The Endorsement Plan shall give the Employee the right, upon the Employee's death while this Agreement is in force, to designate the beneficiary (the "Beneficiary") of the proceeds from the Policy in excess of the Policy's cash surrender value (the "Endorsement Amount"). As between the parties hereto, in the event of any conflict between the terms of the Endorsement Plan and this Agreement, the terms of this Agreement shall prevail.

              (b) In no event shall the Endorsement Plan grant to the Employee the right to surrender the Policy or borrow against the cash surrender value of the Policy or any other right or power constituting an incident of ownership in the Policy. Except for the rights granted to the Employee in the Endorsement Plan, the Bank shall have all of the rights of the owner under the Policy and shall be entitled to exercise all o such rights, options and privileges without the consent of the Employee. Without limiting the generality of the foregoing, the Employee understands and agrees that the cash surrender value of the Policy shall at all times be the property of the Bank.

         4. Death of the Employee. In the event of the Employee's death while this Agreement is in force, the Bank and the Beneficiary shall take steps to collect the proceeds of the Policy by submitting the proper claim forms to the Insurer. That portion of the proceeds of the Policy equal to the Endorsement Amount shall be paid directly to the Beneficiary. That portion of the proceeds of the Policy in excess of the Endorsement Amount shall be paid to the beneficiary designated by the Bank.

         5. Termination of Agreement.

              (a) Subject to fulfillment of the obligations arising upon termination hereinafter set forth, this Agreement shall terminate on the first to occur of the following events (each referred to herein as a "Termination Event"):

                   (i) delivery of written notice of termination of this Agreement by the Bank to the Employee;

                   (ii) delivery of written notice of termination of this Agreement by the Employee to the Bank; or

                   (iii) at the election of the Bank upon termination of the Employee's service as a Employee of the Bank for any reason by either the Bank or the Employee.

              (b) Within thirty (30) business days following a Termination Event, the Bank, in its sole discretion, may take the following action:

                   (i) surrender the Policy and collect its cash surrender value;

              (c) At any time following a Termination Event, the Bank may, without notice to the Employee and without the Employee's consent, cancel the Endorsement Plan. In addition, the Employee shall cooperate in effecting any full or partial policy surrender or policy loan requested by the Bank in connection with the Bank's exercise of any option described under subparagraph
(b) above.

         6. Provisions Regarding the Insurer. The parties acknowledge and agree as follows:

              (a) The Insurer shall be bound only by the provisions of the Policy and any endorsement thereto.

              (b) Any payment made or actions taken by the Insurer in accordance with the provisions of the Policy and any endorsement thereto shall fully discharge the Insurer from all claims, suits and demands of all persons whatsoever.

              (c) The Insurer shall not be seemed a party to, or to have notice of, this Agreement or the provisions hereof and shall have no obligation to see to the performance of the obligations of the parties hereunder.

         7. Disability Waiver of Premiums. The parties may, by mutual agreement, add an agreement or rider to the Policy providing for the waiver of premiums in the event of the insured's disability. Any additional premium attributable to such agreement or rider shall be payable to the Employee or in such other manner as the parties agree.

         8. Amendment. This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, but only by a written instrument signed by all of the parties.

         9. Notice Provision. Each notice and other communication hereunder shall be in writing and shall be delivered or mailed by registered mail, return receipt requested, and shall be deemed to have been given on the date of its delivery, if delivered, and on the fifth full business day following the date of the mailing, if mailed to each of the parties thereto at the following respective addresses or such other address as may be specified in any notice delivered or mailed as above provided:

              (a) If to the Bank to:

                        First United Bank & Trust
                        19 South Second Street
                        Oakland, Maryland 21550
                        Attention:  Robert Kurtz

              (b) If to the Employee:

                        To the address on record with the Payroll Department of the Bank.

         10.  Assignment.   A  party  may  assign  such  party's  interests  and
obligations under this Agreement at any time subject to the terms and conditions of this Agreement.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to any principles of conflicts of law of such State (Commonwealth).

         12. Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings with respect to such matters are hereby superseded.

         13. Status of Plan Under ERISA. The parties acknowledge and agree (a) that the split dollar arrangement described in this Agreement is an "employee welfare benefit plan" within the meaning of Section 3(1) of the Employee Retirement Income Security Action of 1974, as amended ("ERISA"); (b) that the Employee participated in the negotiation of such arrangement and had significant influence on its design; and (c) that as a result, the arrangement is intended to qualify as a plan maintained primarily for purposes of providing benefits for a select group of management and highly compensated employees within the meaning of Labor Regulations Sectio 2520.104-24.

         14. ERISA Provisions. The following provisions are intended to meet the requirements of ERISA and shall be interpreted in a manner consistent therewith:

              (a) Named Fiduciary. The "Named Fiduciary" is the Bank.

              (b) Claims Procedure. Any person claiming a benefit under the Agreement (a "Claimant") shall present the claim, in writing, to the Bank, and the Bank shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

                   (i) The specific reason or reasons for denial, with specific references to the Agreement provisions on which the denial is based;

                   (ii) A description of any additional material or information necessary for the Claimant to perfect his, her or its claim and an explanation of why such material or information is necessary; and

                   (iii)  An  explanation  of  the  Agreement's   claims  review
procedure.

         The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Bank's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Bank to the Claimant within the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Bank expects to render a decision on the claim. Any claim not granted or denied within the period noticed above shall be deemed to have been denied.

         Any Claimant whose claim is denied, or deemed to be denied under the preceding sentence, or such Claimant's authorized representative, may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Bank. Upon such a request for review, the claim shall be reviewed by the Bank (or its designated representative). In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

         The decision on review normally shall be made within sixty (60) days of the Bank's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Bank, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Agreement provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) days (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant with the sixty (60) days (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

                              EMPLOYER:

                              FIRST UNITED BANK & TRUST

                              By:   /s/ William B. Grant
                                    --------------------------------------------

                              Title: Chairman & CEO
                                     -------------------------------------------


                              EMPLOYEE:

                              Signature: /s/ Eugene D. Helbig, Jr.
                                         ---------------------------------------

                              Eugene D. Helbig, Jr.
                              --------------------------------------------------
                              Printed Name of Employee

                            FIRST UNITED BANK & TRUST
                          ENDORSEMENT SPLIT DOLLAR PLAN
            BENEFICIARY DESIGNATION AND LIMITED ASSIGNMENT OF RIGHTS

OWNER:   First United Bank & Trust  , and its successors and assigns (EMPLOYER)
         ---------------------------

ENDORSEE: Eugene D. Helbig, Jr.  , and his/her successors and assigns (EMPLOYEE)
          -----------------------

INSURER: Mass Mutual
         --------------------------------

POLICY NO.:
           ------------------------------

INSURED: Eugene D. Helbig, Jr.           , (EMPLOYEE)
         --------------------------------

In consideration of the First United Bank & Trust Endorsement Split Dollar Life Insurance Agreement (the "Agreement") entered into between the above named Owner and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to an Endorsement Split Dollar Plan Beneficiary Designation and Limited Assignment of Rights (the "Endorsement Plan") as referenced in the Agreement, and specified herein, shall be subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

         I.       Purpose:

                  This Endorsement Plan grants the Endorsee a right to name a beneficiary of death proceeds, in an amount specified below, and does not give the Endorsee any other rights.

         II.      Beneficiaries:

                  Endorsee's beneficiary designated for a fixed amount; Owner designated for the remaining proceeds.

                  (a) The Insured's designated beneficiary(ies), shall be entitled to an aggregate amount, derived from all Policies subject to the Agreement, equal to
                           $290,000 of the net amount at risk insurance portion of death benefit proceeds from the Employer owned life insurance Policy(ies) on the life of the Insured.

                  (b) In the event that the net amount at risk insurance portion of the proceeds is not sufficient to fully cover the amount defined in Paragraph II(a) above, the Insured's beneficiary(ies) shall only be entitled to the remaining net amount at risk insurance portion which does exist in the Policy. The net amount at risk insurance portion is the total death benefit proceeds less the cash value of the Policy.

                  (c) The Bank shall be entitled to the remainder of such death benefit proceeds.

         III.     Agreement:

                  The undersigned hereby agree that the Insurer may rely on the Owner's written statement of the amount due to be paid to the beneficiaries upon the death of the Insured. Upon payment of the death proceeds based on such statement, the Insurer shall be fully released under the Policy and the respective beneficiaries shall indemnify the Insurer to that effect. If the Insurer is made, or elects to become, a party to any litigation concerning the proper apportionment of the net death proceeds, the Insurer's litigation expenses, including attorney fees, shall be deducted from the net death proceeds. This Endorsement Plan shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. The Insurer will not be liable for any action it takes before this

                  Endorsement Plan is received and acknowledged at the Insurer's Home Office. In the event of any conflict between this Endorsement Plan and the terms in the Agreement, the Agreement shall prevail.

         IV.      Endorsee's Designation of Beneficiary:

                  The Endorsee, subject to the rights of the Owner as stated above and in the Agreement, designates the following as the primary and contingent beneficiaries of the proceeds described in Section II above. The beneficiaries designated by the Endorsee are revocable and the identity of the Beneficiaries may be changed upon Endorsee's signature alone.

Primary Beneficiary(ies) are:

Full Name                  Relationship to Insured            Date of Birth             Social Security #
---------                  -----------------------            -------------             -----------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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If no primary beneficiary survives the Insured, CONTINGENT BENEFICIARY(IES) are:

Full Name                  Relationship to Insured            Date of Birth             Social Security #
---------                  -----------------------            -------------             -----------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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If there is no living beneficiary at the death of the Insured, then the proceeds described in Section II will be paid to Endorsee or
Endorsee's estate.


Signed this 31st day of January, 2002.

If signing for an entity, the undersigned represents that s/he has the authority to bind the entity.


First United Bank & Trust
-------------------------------------------------------------------------------
OWNER - PRINT ENTITY OR INDIVIDUAL OWNER


/s/ William B. Grant, Chairman & CEO
---------------------------------------------------------------------------
SIGNATURE OF OWNER - AND IF ENTITY PRINT TITLE OF AUTHORIZED SIGNOR

19 South Second Street, Oakland, MD 21550
----------------------------------------------------------------------
ADDRESS


EUGENE D. HELBIG, JR.
----------------------------------------------------------------------
ENDORSEE - PRINT NAME


/s/ Eugene D. Helbig, Jr.
---------------------------------------------------------------
SIGNATURE OF ENDORSEE


---------------------------------------------------------------
HOME ADDRESS


---------------------------------------------------------------


Filed at the Home Office of the Insurer this ____ day of _________________, 20___. Mass Mutual assumes no responsibility for the validity of the contents of this document.


                             By:
                                ------------------------------------------------
                                                              Authorized Officer